UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2024

CARRIER GLOBAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-39220	83-4051582
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13995 Pasteur Boulevard

Palm Beach Gardens, Florida 33418

(Address of principal executive offices, including zip code)

(561) 365-2000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	CARR	New York Stock Exchange
4.375% Notes due 2025	CARR25	New York Stock Exchange
4.125% Notes due 2028	CARR28	New York Stock Exchange
4.500% Notes due 2032	CARR32	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Notes Offering

On November 8, 2024, Carrier Global Corporation (“Carrier” or the “Company”) completed its previously announced private offering of €750,000,000 aggregate principal amount of 3.625% euro-denominated notes due 2037 (the “Notes”).

The Company used the net proceeds from the sale of the Notes, together with cash on hand, to redeem the Company’s 4.375% Notes due 2025 (NYSE: CARR25) (the “Euro 2025 Notes”) and to pay fees and expenses in connection with the offering of the Notes.

The Notes were issued under that certain Supplemental Indenture No. 3, dated November 8, 2024 (the “Supplemental Indenture”) to the Indenture, dated as of November 29, 2023, between Carrier and Deutsche Bank Trust Company Americas, as trustee (the “Base Indenture,” and together with the Supplemental Indenture, the “Indenture”).

Interest on the Notes began accruing on November 8, 2024, the issue date of the Notes, at a rate of 3.625% per annum, payable annually on January 15 of each year, beginning on January 15, 2025.

Prior to October 15, 2036 (three months prior to the maturity date of the Notes) (the “Par Call Date”), the Company may redeem the Notes, in whole or in part, at any time and from time to time at a “make-whole” premium, plus accrued and unpaid interest to the redemption date. On or after the Par Call Date, the Company may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.

If a change of control triggering event occurs, the holders of the Notes may require the Company to purchase for cash all or a portion of their Notes at a purchase price equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest to the repurchase date.

The Indenture contains covenants that impose limitations on, among other things, creating liens on certain assets to secure debt; consolidating, merging, selling or otherwise disposing of all or substantially all assets; and entering into sale and leaseback transactions. The Indenture also contains customary events of default and covenants for an issuer of investment grade debt securities.

The Notes were offered and sold only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or outside of the United States, to persons other than “U.S. persons” in compliance with Regulation S under the Securities Act. The Notes were not, and will not be, registered under the Securities Act or the securities laws of any other jurisdiction, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.

In connection with the issuance of the Notes, Carrier entered into a Registration Rights Agreement (the “Registration Rights Agreement”), dated November 8, 2024, by and among Carrier, J.P. Morgan Securities plc, HSBC Continental Europe, Morgan Stanley & Co. International plc, Merrill Lynch International, Citigroup Global Markets Limited, Goldman Sachs & Co. LLC, UniCredit Bank GmbH, Barclays Bank PLC, BNP Paribas, Deutsche Bank AG, London Branch, Mizuho International plc, MUFG Securities EMEA plc, SMBC Bank International plc, Wells Fargo Securities International Limited, Bank of Montreal, London Branch, Commerzbank Aktiengesellschaft, ICBC Standard Bank plc, Intesa Sanpaolo S.p.A., Loop Capital Markets LLC, Siebert Williams Shank & Co., LLC, Société Générale and Standard Chartered Bank with respect to the Notes.

Pursuant to the Registration Rights Agreement, Carrier has agreed to use commercially reasonable efforts to (1) file a registration statement with the Securities and Exchange Commission with respect to a registered offer to exchange the Notes for new notes under the Securities Act (the “Exchange Notes”) having terms substantially identical in all material respects to the Notes (except that the Exchange Notes will not contain terms with respect to additional interest or transfer restrictions) or (2) in certain circumstances, file a shelf registration statement with respect to resales of the Notes.

The foregoing descriptions of the Notes, the Indenture and the Registration Rights Agreement do not purport to be complete and are qualified in their respective entireties by reference to the full text of the Indenture and the Registration Rights Agreement, which are filed as Exhibits hereto respectively and are incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 8.01	Other Events.

In connection with the completion of the offering of the Notes, on November 8, 2024 (the “Redemption Date”) the Company redeemed the Euro 2025 Notes (NYSE: CARR25). Pursuant to the indenture governing the Euro 2025 Notes, the redemption price in cash for the Euro 2025 Notes is equal to €770,655,000 (€1,027.54 per €1,000 principal amount of Euro 2025 Notes redeemed), which was calculated as the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date on an annual basis (ACTUAL/ACTUAL (ICMA)) at the comparable government bond rate plus 20 basis points for the Euro 2025 Notes, less interest accrued to the Redemption Date, totaling €756,000,000 (€1,008.00 per €1,000), plus accrued and unpaid interest thereon to the Redemption Date equal to €14,655,000 (€19.54 per €1,000) in the aggregate for all Euro 2025 Notes so redeemed.

In order to receive the redemption payment, the Euro 2025 Notes called for redemption must be surrendered for payment: (a) in book-entry form by transferring the Euro 2025 Notes to be redeemed to the account of the trustee and paying agent at The Depository Trust Company (“DTC”) in accordance with DTC’s procedures; or (b) by delivering the Euro 2025 Notes to be redeemed to the trustee and paying agent for the Euro 2025 Notes at: Deutsche Bank Trust Company Americas, c/o Deutsche Bank AG, London Branch, Debt & Agency Services, 21 Moorfields, London, EC2Y 9DB, telephone: +44 20 7545 8000 or +1 (800) 735-7777.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number	Exhibit Description
4.1	Supplemental Indenture No. 3, dated November 8, 2024, between Carrier Global Corporation and Deutsche Bank Trust Company Americas

4.2	Registration Rights Agreement, dated November 8, 2024, by and among Carrier, J.P. Morgan Securities plc, HSBC Continental Europe, Morgan Stanley & Co. International plc, Merrill Lynch International, Citigroup Global Markets Limited, Goldman Sachs & Co. LLC, UniCredit Bank GmbH, Barclays Bank PLC, BNP Paribas, Deutsche Bank AG, London Branch, Mizuho International plc, MUFG Securities EMEA plc, SMBC Bank International plc, Wells Fargo Securities International Limited, Bank of Montreal, London Branch, Commerzbank Aktiengesellschaft, ICBC Standard Bank plc, Intesa Sanpaolo S.p.A., Loop Capital Markets LLC, Siebert Williams Shank & Co., LLC, Société Générale and Standard Chartered Bank.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 8, 2024	CARRIER GLOBAL CORPORATION

	By:	/s/ Patrick Goris
Patrick Goris Senior Vice President and Chief Financial Officer